EXHIBIT 4
                      MANAGEMENT STOCKHOLDER AGREEMENT

          MANAGEMENT STOCKHOLDERS AGREEMENT, dated February 9, 2000 (this "Agreement"), among Jeanne C. Logozzo (the "Management Stockholder") and Thomas Weisel Capital Partners, L.P. ("TWCP"), TWP CEO Founders' Circle
(AI), L.P., CEO Founders' Circle (QP), L.P., Thomas Weisel Capital Partners Employee Fund, L.P., TWP 2000 Co-Investment Fund, L.P. (collectively, "Purchasers").

          WHEREAS, Optika Inc., a Delaware corporation (the "Company"), and Purchasers, are contemporaneously herewith entering into a Securities Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), which provides, among other things, for the acquisition by Purchasers of certain securities of the Company upon the terms and subject to the conditions set forth therein (capitalized terms used herein and not otherwise defined have the meaning set forth in the Purchase Agreement);

          WHEREAS, as a condition to its willingness to enter into the Purchase Agreement, Purchasers have requested that the Management Stockholder make certain agreements with respect to the shares of Common Stock owned of record or beneficially (including shares of Common Stock issuable upon the exercise of any outstanding options) by the Management Stockholder as of the date hereof or acquired hereafter (the "Shares"), upon the terms and subject to the conditions hereof; and

          WHEREAS, in order to induce Purchasers to enter into the Purchase Agreement, the Management Stockholder is willing to make certain agreements with respect to the Shares.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

               1. The Management Stockholder hereby represents and warrants that the shares of Common Stock and shares of Common Stock underlying options indicated next to the Management Stockholder's signature below are all of the Shares owned of record or beneficially by the Management Stockholder as of the date hereof. Except as otherwise provided herein, from the date hereof until the six month anniversary of the date hereof, the Management Stockholder agrees not to sell, transfer, pledge, assign, hypothecate, encumber, tender or otherwise dispose of, or enter into any contract with respect to the sale, transfer, pledge, assignment, hypothecation, encumbrance, tender or other disposition of, any Shares (a "Transfer") without the consent of the Purchasers. This restriction on Transfers will terminate automatically if the Management Stockholder's employment with the Company terminates.

               2. (a) The Purchasers hereby consent to Transfers by the Management Stockholder to:

               (i) any spouse, parent, issue (in direct line of descent), brother or sister of the Management
          Stockholder, or

               (ii) a trust solely for the benefit of the Management Stockholder, any spouse, parent, issue (in direct line of descent), brother or sister of the Management Stockholder, or

               (iii) any corporation, partnership or other entity
          (other than a trust) (an "Entity") which is controlled by the Management Stockholder, or

               (iv) to any donee or donees as a bona fide gift or gifts,

(the person or persons to which the Shares are transferred in accordance with this Section 2 being herein referred to as the "Permitted Transferee"); provided, that, for any Transfer to the Permitted Transferee to be effective hereunder, (1) the Permitted Transferee (which, in the case of a trust, shall include each person having authority to sell or dispose of such Shares proposed to be transferred to the trust) shall agree with the Purchasers in writing to be bound by all the terms of this Agreement applicable to the Management Stockholder as if the Permitted Transferee originally had been a party to this Agreement; and (2) all of the holders of any interest in any Entity Permitted Transferee shall agree with the Purchasers in writing not to transfer any interest they then own or may hereafter acquire in the Entity Permitted Transferee except to a person described in paragraph (i), (ii), (iii) or (iv) above with has made the same agreement in writing to the Purchasers, so long as the Entity Permitted Transferee shall own any shares of Shares. Any reference herein to the Management Stockholder shall also be to the Permitted Transferee from and after the date the Transfer is effected in accordance with this
Section 2.

          3. Holdoff Agreement. For so long as the Management Stockholder owns beneficially or of record 1% or more of the Common Stock of the Company (including shares issuable upon exercise of options), the Management Stockholder agrees not to effect any public sale or distribution of equity securities of the Company, including any public sale pursuant to Rule 144 under the Securities Act, or any securities convertible into or exchangeable or exercisable for such securities, during the period commencing thirty days prior to and ending 90 days after the effective date of any underwritten demand registration or any underwritten piggyback registration under the Registration Rights Agreement to be entered into among the Purchasers and the Company and the other parties thereto.

          4. Specific Performance. The Management Stockholder acknowledges and agrees that if the Management Stockholder fails to perform any obligations under this Agreement, immediate and irreparable harm or injury would be caused to the Purchasers for which money damages would not be an adequate remedy. In such event, the Management Stockholder agrees that the Purchasers shall have the right, in addition to any other rights they may have, to specific performance of this Agreement. Accordingly, if the Purchasers should institute an action or proceeding seeking specific enforcement of the provisions hereof, the Management Stockholder hereby waives the claim or defense that the Purchasers have an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists. The Management Stockholder further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.

          5. Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties named herein and their respective successors and assigns.

          6. Entire Agreement; Amendments. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, oral or written, with respect to such subject matter. This Agreement may be amended only in writing.

          7. Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law.

          8. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, and all such counterparts together shall constitute one agreement.


          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered on the day and year first above written.

               Management Stockholder Common Stock:             None
                                                           ---------------
               Management Stockholder Option Shares:            100,000
                                                           ---------------





               By: /s/ Jeanne C. Logozzo
                  ------------------------------------------------------
                     Management Stockholder


               THOMAS WEISEL CAPITAL PARTNERS, L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


              By: /s/ Deborah Bernstein
                  -----------------------------------------------------
                  Name:  Deborah Bernstein
                  Title: Authorized Signatory


               TWP CEO FOUNDERS' CIRCLE (AI), L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


              By: /s/ Deborah Bernstein
                  -----------------------------------------------------
                  Name:  Deborah Bernstein
                  Title: Authorized Signatory

               TWP CEO FOUNDERS' CIRCLE (QP), L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


              By: /s/ Deborah Bernstein
                  -----------------------------------------------------
                  Name:  Deborah Bernstein
                  Title: Authorized Signatory


               THOMAS WEISEL CAPITAL PARTNERS EMPLOYEE FUND, L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


              By: /s/ Deborah Bernstein
                  -----------------------------------------------------
                  Name:  Deborah Bernstein
                  Title: Authorized Signatory


               TWP 2000 C0-INVESTMENT FUND, L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


              By: /s/ Deborah Bernstein
                  -----------------------------------------------------
                  Name:  Deborah Bernstein
                  Title: Authorized Signatory

                      MANAGEMENT STOCKHOLDER AGREEMENT

          MANAGEMENT STOCKHOLDERS AGREEMENT, dated February 9, 2000 (this "Agreement"), among Steven M. Johnson (the "Management Stockholder") and Thomas Weisel Capital Partners, L.P. ("TWCP"), TWP CEO Founders' Circle
(AI), L.P., CEO Founders' Circle (QP), L.P., Thomas Weisel Capital Partners Employee Fund, L.P., TWP 2000 Co-Investment Fund, L.P. (collectively, "Purchasers").

          WHEREAS, Optika Inc., a Delaware corporation (the "Company"), and Purchasers, are contemporaneously herewith entering into a Securities Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), which provides, among other things, for the acquisition by Purchasers of certain securities of the Company upon the terms and subject to the conditions set forth therein (capitalized terms used herein and not otherwise defined have the meaning set forth in the Purchase Agreement);

          WHEREAS, as a condition to its willingness to enter into the Purchase Agreement, Purchasers have requested that the Management Stockholder make certain agreements with respect to the shares of Common Stock owned of record or beneficially (including shares of Common Stock issuable upon the exercise of any outstanding options) by the Management Stockholder as of the date hereof or acquired hereafter (the "Shares"), upon the terms and subject to the conditions hereof; and

          WHEREAS, in order to induce Purchasers to enter into the Purchase Agreement, the Management Stockholder is willing to make certain agreements with respect to the Shares.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

               1. The Management Stockholder hereby represents and warrants that the shares of Common Stock and shares of Common Stock underlying options indicated next to the Management Stockholder's signature below are all of the Shares owned of record or beneficially by the Management Stockholder as of the date hereof. Except as otherwise provided herein, from the date hereof until the six month anniversary of the date hereof, the Management Stockholder agrees not to sell, transfer, pledge, assign, hypothecate, encumber, tender or otherwise dispose of, or enter into any contract with respect to the sale, transfer, pledge, assignment, hypothecation, encumbrance, tender or other disposition of, any Shares (a "Transfer") without the consent of the Purchasers. This restriction on Transfers will terminate automatically if the Management Stockholder's employment with the Company terminates.

               2. (a) The Purchasers hereby consent to Transfers by the Management Stockholder to:

               (i) any spouse, parent, issue (in direct line of descent), brother or sister of the Management
          Stockholder, or

               (ii) a trust solely for the benefit of the Management Stockholder, any spouse, parent, issue (in direct line of descent), brother or sister of the Management Stockholder, or

               (iii) any corporation, partnership or other entity
          (other than a trust) (an "Entity") which is controlled by the Management Stockholder, or

               (iv) to any donee or donees as a bona fide gift or gifts,

(the person or persons to which the Shares are transferred in accordance with this Section 2(a) being herein referred to as the "Permitted Transferee"); provided, that, for any Transfer to the Permitted Transferee to be effective hereunder, (1) the Permitted Transferee (which, in the case of a trust, shall include each person having authority to sell or dispose of such Shares proposed to be transferred to the trust) shall agree with the Purchasers in writing to be bound by all the terms of this Agreement applicable to the Management Stockholder as if the Permitted Transferee originally had been a party to this Agreement; and (2) all of the holders of any interest in any Entity Permitted Transferee shall agree with the Purchasers in writing not to transfer any interest they then own or may hereafter acquire in the Entity Permitted Transferee except to a person described in paragraph (i), (ii), (iii) or (iv) above with has made the same agreement in writing to the Purchasers, so long as the Entity Permitted Transferee shall own any shares of Shares. Any reference herein to the Management Stockholder shall also be to the Permitted Transferee from and after the date the Transfer is effected in accordance with this
Section 2.

          (b) Limited Transfer Exemption. Notwithstanding any other provision of this Agreement to the contrary, Steven M. Johnson may transfer up to 40,000 Shares during the six month period following the date hereof.

          3. Holdoff Agreement. For so long as the Management Stockholder owns beneficially or of record 1% or more of the Common Stock of the Company (including shares issuable upon exercise of options), the Management Stockholder agrees not to effect any public sale or distribution of equity securities of the Company, including any public sale pursuant to Rule 144 under the Securities Act, or any securities convertible into or exchangeable or exercisable for such securities, during the period commencing thirty days prior to and ending 90 days after the effective date of any underwritten demand registration or any underwritten piggyback registration under the Registration Rights Agreement to be entered into among the Purchasers and the Company and the other parties thereto.

          4. Specific Performance. The Management Stockholder acknowledges and agrees that if the Management Stockholder fails to perform any obligations under this Agreement, immediate and irreparable harm or injury would be caused to the Purchasers for which money damages would not be an adequate remedy. In such event, the Management Stockholder agrees that the Purchasers shall have the right, in addition to any other rights they may have, to specific performance of this Agreement. Accordingly, if the Purchasers should institute an action or proceeding seeking specific enforcement of the provisions hereof, the Management Stockholder hereby waives the claim or defense that the Purchasers have an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists. The Management Stockholder further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.

          5. Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties named herein and their respective successors and assigns.

          6. Entire Agreement; Amendments. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, oral or written, with respect to such subject matter. This Agreement may be amended only in writing.

          7. Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law.

          8. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, and all such counterparts together shall constitute one agreement.


          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered on the day and year first above written.

               Management Stockholder Common Stock:         1,000
                                                      ---------------

               Management Stockholder Option Shares:       230,636
                                                      ---------------




               By: /s/ Steven M. Johnson
                  ------------------------------------------------------
                    Management Stockholder


               THOMAS WEISEL CAPITAL PARTNERS, L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


              By: /s/ Deborah Bernstein
                  -----------------------------------------------------
                  Name:  Deborah Bernstein
                  Title: Authorized Signatory


               TWP CEO FOUNDERS' CIRCLE (AI), L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


              By: /s/ Deborah Bernstein
                  -----------------------------------------------------
                  Name:  Deborah Bernstein
                  Title: Authorized Signatory

               TWP CEO FOUNDERS' CIRCLE (QP), L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


              By: /s/ Deborah Bernstein
                  -----------------------------------------------------
                  Name:  Deborah Bernstein
                  Title: Authorized Signatory


               THOMAS WEISEL CAPITAL PARTNERS EMPLOYEE FUND, L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


              By: /s/ Deborah Bernstein
                  -----------------------------------------------------
                  Name:  Deborah Bernstein
                  Title: Authorized Signatory


               TWP 2000 C0-INVESTMENT FUND, L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


              By: /s/ Deborah Bernstein
                  -----------------------------------------------------
                  Name:  Deborah Bernstein
                  Title: Authorized Signatory

                      MANAGEMENT STOCKHOLDER AGREEMENT

          MANAGEMENT STOCKHOLDERS AGREEMENT, dated February 9, 2000 (this "Agreement"), among Marc R. Fey (the "Management Stockholder") and Thomas Weisel Capital Partners, L.P. ("TWCP"), TWP CEO Founders' Circle (AI), L.P., CEO Founders' Circle (QP), L.P., Thomas Weisel Capital Partners Employee Fund, L.P. and TWP 2000 Co-Investment Fund, L.P. (collectively, "Purchasers").

          WHEREAS, Optika Inc., a Delaware corporation (the "Company"), and Purchasers, are contemporaneously herewith entering into a Securities Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), which provides, among other things, for the acquisition by Purchasers of certain securities of the Company upon the terms and subject to the conditions set forth therein (capitalized terms used herein and not otherwise defined have the meaning set forth in the Purchase Agreement);

          WHEREAS, as a condition to its willingness to enter into the Purchase Agreement, Purchasers have requested that the Management Stockholder make certain agreements with respect to the shares of Common Stock owned of record or beneficially (including shares of Common Stock issuable upon the exercise of any outstanding options) by the Management Stockholder as of the date hereof or acquired hereafter (the "Shares"), upon the terms and subject to the conditions hereof; and

          WHEREAS, in order to induce Purchasers to enter into the Purchase Agreement, the Management Stockholder is willing to make certain agreements with respect to the Shares.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

               1. The Management Stockholder hereby represents and warrants that the shares of Common Stock and shares of Common Stock underlying options indicated next to the Management Stockholder's signature below are all of the Shares owned of record or beneficially by the Management Stockholder as of the date hereof. Except as otherwise provided herein, from the date hereof until the six month anniversary of the date hereof, the Management Stockholder agrees not to sell, transfer, pledge, assign, hypothecate, encumber, tender or otherwise dispose of, or enter into any contract with respect to the sale, transfer, pledge, assignment, hypothecation, encumbrance, tender or other disposition of, any Shares (a "Transfer") without the consent of the Purchasers. This restriction on Transfers will terminate automatically if the Management Stockholder's employment with the Company terminates.

               2. (a) The Purchasers hereby consent to Transfers by the Management Stockholder to:

               (i) any spouse, parent, issue (in direct line of descent), brother or sister of the Management
          Stockholder, or

               (ii) a trust solely for the benefit of the Management Stockholder, any spouse, parent, issue (in direct line of descent), brother or sister of the Management Stockholder, or

               (iii) any corporation, partnership or other entity
          (other than a trust) (an "Entity") which is controlled by the Management Stockholder, or

               (iv) to any donee or donees as a bona fide gift or gifts,

(the person or persons to which the Shares are transferred in accordance with this Section 2(a) being herein referred to as the "Permitted Transferee"); provided, that, for any Transfer to the Permitted Transferee to be effective hereunder, (1) the Permitted Transferee (which, in the case of a trust, shall include each person having authority to sell or dispose of such Shares proposed to be transferred to the trust) shall agree with the Purchasers in writing to be bound by all the terms of this Agreement applicable to the Management Stockholder as if the Permitted Transferee originally had been a party to this Agreement; and (2) all of the holders of any interest in any Entity Permitted Transferee shall agree with the Purchasers in writing not to transfer any interest they then own or may hereafter acquire in the Entity Permitted Transferee except to a person described in paragraph (i), (ii), (iii) or (iv) above with has made the same agreement in writing to the Purchasers, so long as the Entity Permitted Transferee shall own any shares of Shares. Any reference herein to the Management Stockholder shall also be to the Permitted Transferee from and after the date the Transfer is effected in accordance with this
Section 2.

          (b) Limited Transfer Exemption. Notwithstanding any other provision of this Agreement to the contrary, Marc R. Fey may transfer up to 40,000 Shares during the six month period following the date hereof.

          3. Holdoff Agreement. For so long as the Management Stockholder owns beneficially or of record 1% or more of the Common Stock of the Company (including shares issuable upon exercise of options), the Management Stockholder agrees not to effect any public sale or distribution of equity securities of the Company, including any public sale pursuant to Rule 144 under the Securities Act, or any securities convertible into or exchangeable or exercisable for such securities, during the period commencing thirty days prior to and ending 90 days after the effective date of any underwritten demand registration or any underwritten piggyback registration under the Registration Rights Agreement to be entered into among the Purchasers and the Company and the other parties thereto.

          4. Specific Performance. The Management Stockholder acknowledges and agrees that if the Management Stockholder fails to perform any obligations under this Agreement, immediate and irreparable harm or injury would be caused to the Purchasers for which money damages would not be an adequate remedy. In such event, the Management Stockholder agrees that the Purchasers shall have the right, in addition to any other rights they may have, to specific performance of this Agreement. Accordingly, if the Purchasers should institute an action or proceeding seeking specific enforcement of the provisions hereof, the Management Stockholder hereby waives the claim or defense that the Purchasers have an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists. The Management Stockholder further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.

          5. Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties named herein and their respective successors and assigns.

          6. Entire Agreement; Amendments. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, oral or written, with respect to such subject matter. This Agreement may be amended only in writing.

          7. Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law.

          8. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, and all such counterparts together shall constitute one agreement.


          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered on the day and year first above written.

               Management Stockholder Common Stock:       115,000
                                                      ---------------

               Management Stockholder Option Shares:      90,000
                                                      ---------------




               By: /s/ Marc R. Fey
                   -----------------------------------------------------
                      Management Stockholder


               THOMAS WEISEL CAPITAL PARTNERS, L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


               By: /s/ Deborah Bernstein
                   -----------------------------------------------------
                   Name:  Deborah Bernstein
                   Title: Authorized Signatory


               TWP CEO FOUNDERS' CIRCLE (AI), L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


               By: /s/ Deborah Bernstein
                   -----------------------------------------------------
                   Name:  Deborah Bernstein
                   Title: Authorized Signatory

               TWP CEO FOUNDERS' CIRCLE (QP), L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


               By: /s/ Deborah Bernstein
                   -----------------------------------------------------
                   Name:  Deborah Bernstein
                   Title: Authorized Signatory


               THOMAS WEISEL CAPITAL PARTNERS EMPLOYEE FUND, L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


               By: /s/ Deborah Bernstein
                   -----------------------------------------------------
                   Name:  Deborah Bernstein
                   Title: Authorized Signatory


               TWP 2000 C0-INVESTMENT FUND, L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


               By: /s/ Deborah Bernstein
                   -----------------------------------------------------
                   Name:  Deborah Bernstein
                   Title: Authorized Signatory

                      MANAGEMENT STOCKHOLDER AGREEMENT

          MANAGEMENT STOCKHOLDERS AGREEMENT, dated February 9, 2000 (this "Agreement"), among James Hale (the "Management Stockholder") and Thomas Weisel Capital Partners, L.P. ("TWCP"), TWP CEO Founders' Circle (AI), L.P., CEO Founders' Circle (QP), L.P., Thomas Weisel Capital Partners Employee Fund, L.P., TWP 2000 Co-Investment Fund, L.P. (collectively, "Purchasers").

          WHEREAS, Optika Inc., a Delaware corporation (the "Company"), and Purchasers, are contemporaneously herewith entering into a Securities Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), which provides, among other things, for the acquisition by Purchasers of certain securities of the Company upon the terms and subject to the conditions set forth therein (capitalized terms used herein and not otherwise defined have the meaning set forth in the Purchase Agreement);

          WHEREAS, as a condition to its willingness to enter into the Purchase Agreement, Purchasers have requested that the Management Stockholder make certain agreements with respect to the shares of Common Stock owned of record or beneficially (including shares of Common Stock issuable upon the exercise of any outstanding options) by the Management Stockholder as of the date hereof or acquired hereafter (the "Shares"), upon the terms and subject to the conditions hereof; and

          WHEREAS, in order to induce Purchasers to enter into the Purchase Agreement, the Management Stockholder is willing to make certain agreements with respect to the Shares.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

               1. The Management Stockholder hereby represents and warrants that the shares of Common Stock and shares of Common Stock underlying options indicated next to the Management Stockholder's signature below are all of the Shares owned of record or beneficially by the Management Stockholder as of the date hereof. Except as otherwise provided herein, from the date hereof until the six month anniversary of the date hereof, the Management Stockholder agrees not to sell, transfer, pledge, assign, hypothecate, encumber, tender or otherwise dispose of, or enter into any contract with respect to the sale, transfer, pledge, assignment, hypothecation, encumbrance, tender or other disposition of, any Shares (a "Transfer") without the consent of the Purchasers. This restriction on Transfers will terminate automatically if the Management Stockholder's employment with the Company terminates.

               2. (a) The Purchasers hereby consent to Transfers by the Management Stockholder to:

               (i) any spouse, parent, issue (in direct line of descent), brother or sister of the Management
          Stockholder, or

               (ii) a trust solely for the benefit of the Management Stockholder, any spouse, parent, issue (in direct line of descent), brother or sister of the Management Stockholder, or

               (iii) any corporation, partnership or other entity
          (other than a trust) (an "Entity") which is controlled by the Management Stockholder, or

               (iv) to any donee or donees as a bona fide gift or gifts,

(the person or persons to which the Shares are transferred in accordance with this Section 2 being herein referred to as the "Permitted Transferee"); provided, that, for any Transfer to the Permitted Transferee to be effective hereunder, (1) the Permitted Transferee (which, in the case of a trust, shall include each person having authority to sell or dispose of such Shares proposed to be transferred to the trust) shall agree with the Purchasers in writing to be bound by all the terms of this Agreement applicable to the Management Stockholder as if the Permitted Transferee originally had been a party to this Agreement; and (2) all of the holders of any interest in any Entity Permitted Transferee shall agree with the Purchasers in writing not to transfer any interest they then own or may hereafter acquire in the Entity Permitted Transferee except to a person described in paragraph (i), (ii) , (iii) or (iv) above with has made the same agreement in writing to the Purchasers, so long as the Entity Permitted Transferee shall own any shares of Shares. Any reference herein to the Management Stockholder shall also be to the Permitted Transferee from and after the date the Transfer is effected in accordance with this
Section 2.

          3. Holdoff Agreement. For so long as the Management Stockholder owns beneficially or of record 1% or more of the Common Stock of the Company (including shares issuable upon exercise of options), the Management Stockholder agrees not to effect any public sale or distribution of equity securities of the Company, including any public sale pursuant to Rule 144 under the Securities Act, or any securities convertible into or exchangeable or exercisable for such securities, during the period commencing thirty days prior to and ending 90 days after the effective date of any underwritten demand registration or any underwritten piggyback registration under the Registration Rights Agreement to be entered into among the Purchasers and the Company and the other parties thereto.

          4. Specific Performance. The Management Stockholder acknowledges and agrees that if the Management Stockholder fails to perform any obligations under this Agreement, immediate and irreparable harm or injury would be caused to the Purchasers for which money damages would not be an adequate remedy. In such event, the Management Stockholder agrees that the Purchasers shall have the right, in addition to any other rights they may have, to specific performance of this Agreement. Accordingly, if the Purchasers should institute an action or proceeding seeking specific enforcement of the provisions hereof, the Management Stockholder hereby waives the claim or defense that the Purchasers have an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists. The Management Stockholder further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.

          5. Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties named herein and their respective successors and assigns.

          6. Entire Agreement; Amendments. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, oral or written, with respect to such subject matter. This Agreement may be amended only in writing.

          7. Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law.

          8. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, and all such counterparts together shall constitute one agreement.

          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered on the day and year first above written.

               Management Stockholder Common Stock:             None
                                                            ---------------
               Management Stockholder Option Shares:            200,000
                                                            ---------------




               By: /s/ James Hale
                  ------------------------------------------------------
                     Management Stockholder

               THOMAS WEISEL CAPITAL PARTNERS, L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


               By: /s/ Deborah Bernstein
                   -----------------------------------------------------
                   Name:  Deborah Bernstein
                   Title: Authorized Signatory


               TWP CEO FOUNDERS' CIRCLE (AI), L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


               By: /s/ Deborah Bernstein
                   -----------------------------------------------------
                   Name:  Deborah Bernstein
                   Title: Authorized Signatory

               TWP CEO FOUNDERS' CIRCLE (QP), L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


               By: /s/ Deborah Bernstein
                   -----------------------------------------------------
                   Name:  Deborah Bernstein
                   Title: Authorized Signatory


               THOMAS WEISEL CAPITAL PARTNERS EMPLOYEE FUND, L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


               By: /s/ Deborah Bernstein
                   -----------------------------------------------------
                   Name:  Deborah Bernstein
                   Title: Authorized Signatory


               TWP 2000 C0-INVESTMENT FUND, L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


               By: /s/ Deborah Bernstein
                   -----------------------------------------------------
                   Name:  Deborah Bernstein
                   Title: Authorized Signatory

                      MANAGEMENT STOCKHOLDER AGREEMENT

          MANAGEMENT STOCKHOLDERS AGREEMENT, dated February 9, 2000 (this "Agreement"), among Thomas M. Rafferty (the "Management Stockholder") and Thomas Weisel Capital Partners, L.P. ("TWCP"), TWP CEO Founders' Circle
(AI), L.P., CEO Founders' Circle (QP), L.P., Thomas Weisel Capital Partners Employee Fund, L.P., TWP 2000 Co-Investment Fund, L.P. (collectively, "Purchasers").

          WHEREAS, Optika Inc., a Delaware corporation (the "Company"), and Purchasers, are contemporaneously herewith entering into a Securities Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), which provides, among other things, for the acquisition by Purchasers of certain securities of the Company upon the terms and subject to the conditions set forth therein (capitalized terms used herein and not otherwise defined have the meaning set forth in the Purchase Agreement);

          WHEREAS, as a condition to its willingness to enter into the Purchase Agreement, Purchasers have requested that the Management Stockholder make certain agreements with respect to the shares of Common Stock owned of record or beneficially (including shares of Common Stock issuable upon the exercise of any outstanding options) by the Management Stockholder as of the date hereof or acquired hereafter (the "Shares"), upon the terms and subject to the conditions hereof; and

          WHEREAS, in order to induce Purchasers to enter into the Purchase Agreement, the Management Stockholder is willing to make certain agreements with respect to the Shares.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

               1. The Management Stockholder hereby represents and warrants that the shares of Common Stock and shares of Common Stock underlying options indicated next to the Management Stockholder's signature below are all of the Shares owned of record or beneficially by the Management Stockholder as of the date hereof. Except as otherwise provided herein, from the date hereof until the six month anniversary of the date hereof, the Management Stockholder agrees not to sell, transfer, pledge, assign, hypothecate, encumber, tender or otherwise dispose of, or enter into any contract with respect to the sale, transfer, pledge, assignment, hypothecation, encumbrance, tender or other disposition of, any Shares (a "Transfer") without the consent of the Purchasers. This restriction on Transfers will terminate automatically if the Management Stockholder's employment with the Company terminates.

               2. (a) The Purchasers hereby consent to Transfers by the Management Stockholder to:

               (i) any spouse, parent, issue (in direct line of descent), brother or sister of the Management
          Stockholder, or

               (ii) a trust solely for the benefit of the Management Stockholder, any spouse, parent, issue (in direct line of descent), brother or sister of the Management Stockholder, or

               (iii) any corporation, partnership or other entity
          (other than a trust) (an "Entity") which is controlled by the Management Stockholder, or

               (iv) to any donee or donees as a bona fide gift or gifts,

(the person or persons to which the Shares are transferred in accordance with this Section 2 being herein referred to as the "Permitted Transferee"); provided, that, for any Transfer to the Permitted Transferee to be effective hereunder, (1) the Permitted Transferee (which, in the case of a trust, shall include each person having authority to sell or dispose of such Shares proposed to be transferred to the trust) shall agree with the Purchasers in writing to be bound by all the terms of this Agreement applicable to the Management Stockholder as if the Permitted Transferee originally had been a party to this Agreement; and (2) all of the holders of any interest in any Entity Permitted Transferee shall agree with the Purchasers in writing not to transfer any interest they then own or may hereafter acquire in the Entity Permitted Transferee except to a person described in paragraph (i), (ii), (iii) or (iv) above with has made the same agreement in writing to the Purchasers, so long as the Entity Permitted Transferee shall own any shares of Shares. Any reference herein to the Management Stockholder shall also be to the Permitted Transferee from and after the date the Transfer is effected in accordance with this
Section 2.

          3. Holdoff Agreement. For so long as the Management Stockholder owns beneficially or of record 1% or more of the Common Stock of the Company (including shares issuable upon exercise of options), the Management Stockholder agrees not to effect any public sale or distribution of equity securities of the Company, including any public sale pursuant to Rule 144 under the Securities Act, or any securities convertible into or exchangeable or exercisable for such securities, during the period commencing thirty days prior to and ending 90 days after the effective date of any underwritten demand registration or any underwritten piggyback registration under the Registration Rights Agreement to be entered into among the Purchasers and the Company and the other parties thereto.

          4. Specific Performance. The Management Stockholder acknowledges and agrees that if the Management Stockholder fails to perform any obligations under this Agreement, immediate and irreparable harm or injury would be caused to the Purchasers for which money damages would not be an adequate remedy. In such event, the Management Stockholder agrees that the Purchasers shall have the right, in addition to any other rights they may have, to specific performance of this Agreement. Accordingly, if the Purchasers should institute an action or proceeding seeking specific enforcement of the provisions hereof, the Management Stockholder hereby waives the claim or defense that the Purchasers have an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists. The Management Stockholder further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.

          5. Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties named herein and their respective successors and assigns.

          6. Entire Agreement; Amendments. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, oral or written, with respect to such subject matter. This Agreement may be amended only in writing.

          7. Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law.

          8. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, and all such counterparts together shall constitute one agreement.


          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered on the day and year first above written.

               Management Stockholder Common Stock:            None
                                                           ---------------
               Management Stockholder Option Shares:           120,000
                                                           ---------------





               By: /s/ Thomas M. Rafferty
                  ------------------------------------------------------
                     Management Stockholder


               THOMAS WEISEL CAPITAL PARTNERS, L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


               By: /s/ Deborah Bernstein
                   -----------------------------------------------------
                   Name:  Deborah Bernstein
                   Title: Authorized Signatory


               TWP CEO FOUNDERS' CIRCLE (AI), L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


               By: /s/ Deborah Bernstein
                   -----------------------------------------------------
                   Name:  Deborah Bernstein
                   Title: Authorized Signatory

               TWP CEO FOUNDERS' CIRCLE (QP), L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


               By: /s/ Deborah Bernstein
                   -----------------------------------------------------
                   Name:  Deborah Bernstein
                   Title: Authorized Signatory


               THOMAS WEISEL CAPITAL PARTNERS EMPLOYEE FUND, L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


               By: /s/ Deborah Bernstein
                   -----------------------------------------------------
                   Name:  Deborah Bernstein
                   Title: Authorized Signatory


               TWP 2000 C0-INVESTMENT FUND, L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


               By: /s/ Deborah Bernstein
                   -----------------------------------------------------
                   Name:  Deborah Bernstein
                   Title: Authorized Signatory

                      MANAGEMENT STOCKHOLDER AGREEMENT

          MANAGEMENT STOCKHOLDERS AGREEMENT, dated February 9, 2000 (this "Agreement"), among Mark K. Ruport (the "Management Stockholder") and Thomas Weisel Capital Partners, L.P. ("TWCP"), TWP CEO Founders' Circle
(AI), L.P., CEO Founders' Circle (QP), L.P., Thomas Weisel Capital Partners Employee Fund, L.P. and TWP 2000 Co-Investment Fund, L.P. (collectively, "Purchasers").

          WHEREAS, Optika Inc., a Delaware corporation (the "Company"), and Purchasers, are contemporaneously herewith entering into a Securities Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), which provides, among other things, for the acquisition by Purchasers of certain securities of the Company upon the terms and subject to the conditions set forth therein (capitalized terms used herein and not otherwise defined have the meaning set forth in the Purchase Agreement);

          WHEREAS, as a condition to its willingness to enter into the Purchase Agreement, Purchasers have requested that the Management Stockholder make certain agreements with respect to the shares of Common Stock owned of record or beneficially (including shares of Common Stock issuable upon the exercise of any outstanding options) by the Management Stockholder as of the date hereof or acquired hereafter (the "Shares"), upon the terms and subject to the conditions hereof; and

          WHEREAS, in order to induce Purchasers to enter into the Purchase Agreement, the Management Stockholder is willing to make certain agreements with respect to the Shares.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

               1. The Management Stockholder hereby represents and warrants that the shares of Common Stock and shares of Common Stock underlying options indicated next to the Management Stockholder's signature below are all of the Shares owned of record or beneficially by the Management Stockholder as of the date hereof. Except as otherwise provided herein, from the date hereof until the one year anniversary of the date hereof, the Management Stockholder agrees not to sell, transfer, pledge, assign, hypothecate, encumber, tender or otherwise dispose of, or enter into any contract with respect to the sale, transfer, pledge, assignment, hypothecation, encumbrance, tender or other disposition of, any Shares (a "Transfer") without the consent of the Purchasers. This restriction on Transfers will terminate automatically if the Management Stockholder's employment with the Company terminates.

               2. (a) The Purchasers hereby consent to Transfers by the Management Stockholder to:

               (i) any spouse, parent, issue (in direct line of descent), brother or sister of the Management
          Stockholder, or

               (ii) a trust solely for the benefit of the Management Stockholder, any spouse, parent, issue (in direct line of descent), brother or sister of the Management Stockholder, or

               (iii) any corporation, partnership or other entity
          (other than a trust) (an "Entity") which is controlled by the Management Stockholder, or

               (iv) to any donee or donees as a bona fide gift or gifts,

(the person or persons to which the Shares are transferred in accordance with this Section 2(a) being herein referred to as the "Permitted Transferee"); provided, that, for any Transfer to the Permitted Transferee to be effective hereunder, (1) the Permitted Transferee (which, in the case of a trust, shall include each person having authority to sell or dispose of such Shares proposed to be transferred to the trust) shall agree with the Purchasers in writing to be bound by all the terms of this Agreement applicable to the Management Stockholder as if the Permitted Transferee originally had been a party to this Agreement; and (2) all of the holders of any interest in any Entity Permitted Transferee shall agree with the Purchasers in writing not to transfer any interest they then own or may hereafter acquire in the Entity Permitted Transferee except to a person described in paragraph (i), (ii), (iii) or (iv) above with has made the same agreement in writing to the Purchasers, so long as the Entity Permitted Transferee shall own any shares of Shares. Any reference herein to the Management Stockholder shall also be to the Permitted Transferee from and after the date the Transfer is effected in accordance with this
Section 2.

          (b) Limited Transfer Exemption. Notwithstanding any other provision of this Agreement to the contrary, Mark K. Ruport may Transfer up to 40,000 Shares during the six month period following the date hereof and up to an additional 40,000 Shares within the six month period thereafter.

          3. Holdoff Agreement. For so long as the Management Stockholder owns beneficially or of record 1% or more of the Common Stock of the Company (including shares issuable upon exercise of options), the Management Stockholder agrees not to effect any public sale or distribution of equity securities of the Company, including any public sale pursuant to Rule 144 under the Securities Act, or any securities convertible into or exchangeable or exercisable for such securities, during the period commencing thirty days prior to and ending 90 days after the effective date of any underwritten demand registration or any underwritten piggyback registration under the Registration Rights Agreement to be entered into among the Purchasers and the Company and the other parties thereto.

          4. Specific Performance. The Management Stockholder acknowledges and agrees that if the Management Stockholder fails to perform any obligations under this Agreement, immediate and irreparable harm or injury would be caused to the Purchasers for which money damages would not be an adequate remedy. In such event, the Management Stockholder agrees that the Purchasers shall have the right, in addition to any other rights they may have, to specific performance of this Agreement. Accordingly, if the Purchasers should institute an action or proceeding seeking specific enforcement of the provisions hereof, the Management Stockholder hereby waives the claim or defense that the Purchasers have an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists. The Management Stockholder further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.

          5. Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties named herein and their respective successors and assigns.

          6. Entire Agreement; Amendments. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, oral or written, with respect to such subject matter. This Agreement may be amended only in writing.

          7. Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law.

          8. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, and all such counterparts together shall constitute one agreement.


          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered on the day and year first above written.

                Management Stockholder Common Stock:            10,000
                                                            --------------
                Management Stockholder Option Shares:           433,646*
                                                            --------------





                By: /s/ Marc K. Ruport
                   -------------------------------------------------------
                      Management Stockholder


----------------------
* An additional 176,354 options are controlled by his former spouse and are not beneficially owned by the Management Stockholder.


               THOMAS WEISEL CAPITAL PARTNERS, L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


               By: /s/ Deborah Bernstein
                   -----------------------------------------------------
                   Name:  Deborah Bernstein
                   Title: Authorized Signatory


               TWP CEO FOUNDERS' CIRCLE (AI), L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


               By: /s/ Deborah Bernstein
                   -----------------------------------------------------
                   Name:  Deborah Bernstein
                   Title: Authorized Signatory

               TWP CEO FOUNDERS' CIRCLE (QP), L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


               By: /s/ Deborah Bernstein
                   -----------------------------------------------------
                   Name:  Deborah Bernstein
                   Title: Authorized Signatory


               THOMAS WEISEL CAPITAL PARTNERS EMPLOYEE FUND, L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


               By: /s/ Deborah Bernstein
                   -----------------------------------------------------
                   Name:  Deborah Bernstein
                   Title: Authorized Signatory


               TWP 2000 C0-INVESTMENT FUND, L.P.
               By:   Thomas Weisel Capital Partners LLC, its general partner
               By:   Thomas Weisel Partners Group LLC, its managing member


               By: /s/ Deborah Bernstein
                   -----------------------------------------------------
                   Name:  Deborah Bernstein
                   Title: Authorized Signatory